Organization, Operations and Summary of Significant Accounting Policies: Goodwill, Trademarks and Other Intangible Assets Policy (Policies)	12 Months Ended
Jun. 30, 2015
Policies
Goodwill, Trademarks and Other Intangible Assets Policy

Goodwill, Trademarks and Other Intangible Assets

In accordance with SFAS No. 142, ‘‘Goodwill and Other Intangible Assets,’’ we classify intangible assets into three categories: (1) intangible assets with definite lives subject to amortization; (2) intangible assets with indefinite lives not subject to amortization; and (3) goodwill. For intangible assets with definite lives, tests for impairment must be performed if conditions exist that indicate the carrying value may not be recoverable. For intangible assets with indefinite lives and goodwill, tests for impairment must be performed at least annually or more frequently if events or circumstances indicate that assets might be impaired.

When facts and circumstances indicate that the carrying value of intangible assets determined to have definite lives may not be recoverable, management assesses the recoverability of the carrying value by preparing estimates of future cash flows. If the sum of the expected future cash flows is less than the carrying amount, we recognize an impairment loss. The impairment loss recognized is the amount by which the carrying amount exceeds the fair value. We test intangible assets determined to have indefinite useful lives, including trademarks, franchise rights and goodwill, for impairment annually, or more frequently if events or circumstances indicate that assets might be impaired.